Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
	(Dollars in thousands)
Non-accrual loans	$6,969	$6,876	$6,216	$5,381	$5,307
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	6,969	6,876	6,216	5,381	5,307
Less: Government guaranteed loans	2,254	2,882	2,330	1,660	1,491
Total non-performing loans	4,715	3,994	3,886	3,721	3,816
Other real estate and repossessed assets	443	658	499	455	348
Total non-performing assets	$5,158	$4,652	$4,385	$4,176	$4,164

As a percent of Portfolio Loans
Non-performing loans	0.13%	0.11%	0.11%	0.11%	0.11%
Allowance for credit losses	1.48	1.49	1.44	1.51	1.50
Non-performing assets to total assets	0.10	0.09	0.09	0.08	0.08
Allowance for credit losses as a percent of non-performing loans	1,176.99	1,351.13	1,300.82	1,409.16	1,340.20

Allowance for credit losses

	Nine months ended September 30,
	2023			2022
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$52,435	$168	$5,080	$47,252	$—	$4,481
Additions (deductions)
Provision for credit losses	3,840	2,987	—	3,783	168	—
Recoveries credited to allowance	2,082	—	—	2,004	—	—
Assets charged against the allowance	(2,862)	(3,000)	—	(1,897)	—	—
Additions included in non-interest expense	—	—	76	—	—	676
Balance at end of period	$55,495	$155	$5,156	$51,142	$168	$5,157

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.03%			0.00%

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Capitalization

	September 30, 2023	December 31, 2022
	(In thousands)
Subordinated debt	$39,491	$39,433
Subordinated debentures	39,711	39,660
Amount not qualifying as regulatory capital	(715)	(657)
Amount qualifying as regulatory capital	78,487	78,436
Shareholders’ equity
Common stock	317,145	320,991
Retained earnings	150,157	119,368
Accumulated other comprehensive income (loss)	(92,304)	(92,763)
Total shareholders’ equity	374,998	347,596
Total capitalization	$453,485	$426,032

Non-Interest Income

	Three months ended			Nine months ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30,
				2023	2022
	(In thousands)
Interchange income	$4,100	$3,355	$4,049	$10,660	$10,553
Service charges on deposit accounts	3,309	3,134	3,082	9,300	9,135
Net gains (losses) on assets
Mortgage loans	2,099	2,120	2,857	5,475	4,945
Securities	—	—	—	(222)	(275)
Mortgage loan servicing, net	2,668	3,674	4,283	7,068	18,086
Investment and insurance commissions	875	744	750	2,446	2,170
Bank owned life insurance	124	98	59	333	302
Other	2,436	2,292	1,781	6,519	5,525
Total non-interest income	$15,611	$15,417	$16,861	$41,579	$50,441

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
	(In thousands)
Balance at beginning of period	$44,427	$39,477	$42,489	$26,232
Originated servicing rights capitalized	1,159	1,588	3,112	5,237
Change in fair value	471	2,093	456	11,689
Balance at end of period	$46,057	$43,158	$46,057	$43,158

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Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30,
				2023	2022
	(Dollars in thousands)
Mortgage loans originated	$172,914	$160,515	$209,041	$446,450	$796,918
Mortgage loans sold	115,269	99,025	157,511	321,140	522,213
Net gains on mortgage loans	2,099	2,120	2,857	5,475	4,945
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.82%	2.14%	1.81%	1.70%	0.95%
Fair value adjustments included in the Loan Sales Margin	(0.32)%	1.03%	0.25%	0.60%	(0.54)%

Non-Interest Expense

	Three months ended			Nine months ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30,
				2023	2022
	(In thousands)
Compensation	$13,054	$13,523	$12,839	$39,846	$37,807
Performance-based compensation	2,955	3,220	4,290	8,420	11,728
Payroll taxes and employee benefits	3,966	3,859	3,472	11,650	11,078
Compensation and employee benefits	19,975	20,602	20,601	59,916	60,613
Data processing	3,071	2,891	2,653	8,953	7,513
Occupancy, net	1,971	1,845	2,062	5,975	6,682
Interchange expense	1,119	1,054	927	3,222	3,200
Furniture, fixtures and equipment	927	929	987	2,782	3,074
FDIC deposit insurance	677	749	591	2,209	1,570
Communications	568	635	723	1,871	2,242
Loan and collection	520	473	772	1,718	1,978
Legal and professional	543	620	573	1,623	1,545
Advertising	360	431	345	1,286	1,585
Amortization of intangible assets	136	137	174	410	639
Supplies	135	122	147	363	431
Correspondent bank service fees	56	59	75	178	232
Costs related to unfunded lending commitments	451	100	382	76	676
Provision for loss reimbursement on sold loans	7	4	12	21	57
Net (gains) losses on other real estate and repossessed assets	1	63	(18)	18	(214)
Other	1,519	1,534	1,360	4,620	4,427
Total non-interest expense	$32,036	$32,248	$32,366	$95,241	$96,250

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Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2023			2022
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,687,637	$51,352	5.54%	$3,353,102	$37,019	4.39%
Tax-exempt loans (1)	6,897	85	4.89	7,519	92	4.85
Taxable securities	755,054	5,865	3.11	891,677	5,329	2.39
Tax-exempt securities (1)	316,157	3,813	4.82	334,526	2,727	3.26
Interest bearing cash	108,389	1,468	5.37	5,830	28	1.91
Other investments	18,074	271	5.95	17,653	192	4.32
Interest Earning Assets	4,892,208	62,854	5.12	4,610,307	45,387	3.92
Cash and due from banks	61,094			62,340
Other assets, net	238,812			212,194
Total Assets	$5,192,114			$4,884,841

Liabilities
Savings and interest-bearing checking	2,598,170	12,272	1.87	2,548,213	2,803	0.44
Time deposits	816,810	8,471	4.11	402,466	822	0.81
Other borrowings	139,199	2,262	6.45	124,531	1,403	4.47
Interest Bearing Liabilities	3,554,179	23,005	2.57%	3,075,210	5,028	0.65
Non-interest bearing deposits	1,162,816			1,376,279
Other liabilities	102,452			98,232
Shareholders’ equity	372,667			335,120

Total liabilities and shareholders’ equity	$5,192,114			$4,884,841

Net Interest Income		$39,849			$40,359

Net Interest Income as a Percent of Average Interest Earning Assets			3.25%			3.49%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2023			2022
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,579,569	$143,203	5.34%	$3,155,410	$96,742	4.09%
Tax-exempt loans (1)	6,705	239	4.77	7,922	281	4.74
Taxable securities	788,654	17,668	2.99	978,668	14,831	2.02
Tax-exempt securities (1)	320,724	11,009	4.58	336,123	6,950	2.76
Interest bearing cash	71,355	2,769	5.19	36,761	94	0.34
Other investments	17,805	712	5.35	17,806	557	4.18
Interest Earning Assets	4,784,812	175,600	4.90	4,532,690	119,455	3.52
Cash and due from banks	59,163			59,851
Other assets, net	231,872			196,406
Total Assets	$5,075,847			$4,788,947

Liabilities
Savings and interest-bearing checking	2,550,973	31,644	1.66	2,528,655	4,232	0.22
Time deposits	745,983	20,320	3.64	365,245	1,376	0.50
Other borrowings	128,846	6,134	6.37	116,774	3,463	3.96
Interest Bearing Liabilities	3,425,802	58,098	2.27%	3,010,674	9,071	0.40
Non-interest bearing deposits	1,184,548			1,342,228
Other liabilities	100,929			88,281
Shareholders’ equity	364,568			347,764

Total liabilities and shareholders’ equity	$5,075,847			$4,788,947

Net Interest Income		$117,502			$110,384

Net Interest Income as a Percent of Average Interest Earning Assets			3.28%			3.25%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of September 30, 2023

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,101	$9	$—	$9	0.1%
Land Development	17,268	—	—	—	—
Construction	117,206	—	—	—	—
Income Producing	581,938	21,439	—	21,439	3.7
Owner Occupied	452,772	20,506	—	20,506	4.5
Total Commercial Real Estate Loans	$1,179,285	$41,954	$—	$41,954	3.6

Other Commercial Loans	$446,836	$19,388	31	$19,419	4.3
Total non-performing commercial loans			$31

Commercial Loan Portfolio Analysis as of December 31, 2022

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$9,285	$180	$—	$180	1.9%
Land Development	16,220	—	—	—	—
Construction	114,277	—	—	—	—
Income Producing	469,696	6,177	—	6,177	1.3
Owner Occupied	426,404	16,525	—	16,525	3.9
Total Commercial Real Estate Loans	$1,035,882	$22,882	$—	$22,882	2.2

Other Commercial Loans	$430,971	$9,157	38	$9,195	2.1
Total non-performing commercial loans			$38

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